UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 23, 2021
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CDK GLOBAL, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-36486			46-5743146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

1950 Hassell Road
	Hoffman Estates,	IL	60169
(Address of Principal Executive Offices) (Zip Code)
	(847)	397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CDK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On September 23, 2021, CDK Global, Inc. issued a press release announcing its entry into a definitive agreement to acquire Salty Dot, Inc., a privately held automobile insurance technology solution provider. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 8.01 of this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if it is expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by CDK Global, Inc. on September 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK GLOBAL, INC.

Date:	September 23, 2021	/s/ Eric J. Guerin
Eric J. Guerin
Executive Vice President, Chief Financial Officer